                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

        Supplement dated March 28, 2011 to PROSPECTUSES dated May 3, 2010

                Subadviser Changes to Variable Investment Options

This Supplement applies to prospectuses for VENTURE(R) VARIABLE ANNUITY, VENTURE VANTAGE(R) VARIABLE ANNUITY, VENTURE III(R) VARIABLE ANNUITY, VENTURE VISION(R) VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY and WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued before May 3, 2010 by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the "Contracts"). It supplements Contract prospectuses dated May 3, 2010.

You should read this Supplement together with the current prospectus for the Contract you purchased (the "Annuity Prospectus") and retain all documents for future reference. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 800-344-1029, or in New York State, 800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

Effective March 25, 2011, John Hancock Asset Management a division of Manulife Asset Management (US) LLC became the subadviser to Optimized Value Trust and Optimized All Cap Trust, replacing Manulife Asset Management (North America) Limited, formerly referred to in the Annuity Prospectus as MFC Global Investment Management (U.S.A.) Limited.

                         SUPPLEMENT DATED MARCH 28, 2011

03/11:            333-70728      033-79112
                  333-70730      033-46217
                  333-70850      333-83558
                  333-71072      333-138846
                  333-71074      333-61283
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